SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 2, 2002


                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of Registrant as specified in charter)



          DELAWARE                    001-03761                750289970
(State or other jurisdiction   (Commission file number)    (I.R.S. employer
     of incorporation)                                    identification  no.)



                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 995-3773

                                 --------------------

ITEM  7.   Exhibits.

          Designation of
            Exhibit in
            this Report        Description of Exhibit
          --------------       ----------------------

               99              Registrant's news release
                               dated  December 2, 2002

ITEM 9.   Regulation FD Disclosure.

The information set forth in the Registrant's news release dated December
2, 2002 (attached hereto as Exhibit 99) is incorporated herein by reference to such news release. The filing of this news release is being made for purposes of Regulation FD only and is not an indication or assessment of materiality, nor is it intended to constitute a representation that the information is not otherwise publicly available.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report on Form 8-K are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for digital signal processors and analog chips in key markets, such as telecommunications and computers;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

-    Timely completion and successful integration of announced acquisitions;

- Economic, social and political conditions in the countries in which TI and its customers and suppliers operate, including security risks, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

-    TI's ability to recruit and retain skilled personnel; and

-    Availability of raw materials and critical manufacturing equipment.

For a more detailed discussion of these and other factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in
Item 1 of TI's most recent Form 10-K. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and TI undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TEXAS INSTRUMENTS  INCORPORATED


Date: December 3, 2002                 By:
                                            /s/ JOSEPH F. HUBACH
                                            --------------------
                                            Joseph F. Hubach
                                            Senior Vice President,
                                            Secretary and
                                            General Counsel

                                                                      Exhibit 99
                                                                      ----------


NEWS RELEASE
C-02059

Media Contacts:
Chris Rongone   214-480-6868     c-rongone@ti.com
Sharon Hampton  214-480-6127     s-hampton@ti.com
(Please do not publish these numbers or e-mail addresses.)


               TI SEES IMPROVEMENT IN FOURTH-QUARTER EXPECTATIONS


     DALLAS (Dec. 2, 2002) - Texas Instruments Incorporated (NYSE:TXN) said today that the company expects revenue for the fourth quarter of 2002 to be better than previously estimated.

     TI's Semiconductor revenue is now expected to decline about 2 percent sequentially, instead of the 5 percent originally noted in the company's earnings report on October 21. Total TI revenue is now expected to be down about 7 percent instead of 10 percent, mostly reflecting the seasonal drop in calculator shipments. Earnings per share also should be better than expected, at about $0.03 pro forma and $0.01 GAAP, plus or minus a few cents.

     "The improvement in fourth-quarter expectations comes primarily from stronger demand for our wireless and high-performance analog products,"said Chief Financial Officer Bill Aylesworth.

     Aylesworth will discuss TI's outlook and business strategies to address key markets for its Digital Signal Processing (DSP) and Analog technologies at the Credit Suisse First Boston Annual Technology Conference in Scottsdale, Ariz., on Tuesday, December 3. His comments can be heard live at 2:30 p.m. Mountain Standard Time via audio webcast at http://www.ti.com/ir. Archived replays are available for one week.

                                    #  #  #

     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This release includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, such statements herein that describe the company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.


     We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for digital signal processors and analog chips in key markets, such as telecommunications and computers;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment, including timely implementation of new manufacturing technologies;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

-    Timely completion and successful integration of announced acquisitions;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

-    TI's ability to recruit and retain skilled personnel; and

-    Availability of raw materials and critical manufacturing equipment.

     For a more detailed discussion of these factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in Item 1 of the company's most recent Form 10-K. The forward-looking statements included in this release are made only as of the date of this release, and the company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

     Texas Instruments Incorporated provides innovative DSP and Analog technologies to meet our customers' real world signal processing requirements. In addition to Semiconductor, the company's businesses include Sensors & Controls, and Educational & Productivity Solutions. TI is headquartered in Dallas, Texas, and has manufacturing, design or sales operations in more than 25 countries.

     Texas Instruments is traded on the New York Stock Exchange under the symbol TXN. More information is located on the World Wide Web at www.ti.com
<http://www.ti.com>.